EXHIBIT B - CERTIFICATIONS TO BE FILED BY PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER (Section 906 Certifications as Exhibit 11(b) to Form N-CSR)

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. (S) 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2003 of the Hirtle Callaghan Trust (the "Registrant").

I, Donald E. Callaghan, the Principal Executive Officer of the Registrant, certify that, to the best of my knowledge:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

3-5-04
--------------------------------------------
Date

/s/ Donald E. Callaghan
--------------------------------------------
Donald E. Callaghan
Chairman and President

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT B - CERTIFICATIONS TO BE FILED BY PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER (Section 906 Certifications as Exhibit 11(b) to Form N-CSR)

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. (S) 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2003 of the Hirtle Callaghan Trust (the "Registrant").

I, Robert J. Zion, the Principal Financial Officer of the Registrant, certify that, to the best of my knowledge:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

3-5-04
--------------------------------------------
Date

/s/ Robert J. Zion
--------------------------------------------
Robert J. Zion
Vice President, Secretary, and Treasurer

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.